EXHIBIT 10.6

SCHEDULE 1

Bank	Maximum Credit Amount	Elected Commitment	Commitment Percentage
Wells Fargo Bank, N.A.	$191,666,666.67	$105,416,666.67	9.583%
Bank of America, N.A.	$166,666,666.66	$91,666,666.66	8.333%
ABN AMRO Capital USA LLC	$116,666,666.66	$64,166,666.67	5.833%
BMO Harris Financing, Inc.	$166,666,666.66	$91,666,666.66	8.333%
Societe Generale	$141,666,666.66	$77,916,666.66	7.083%
Capital One, National Association	$166,666,666.66	$91,666,666.66	8.333%
Compass Bank	$116,666,666.66	$64,166,666.67	5.833%
Comerica Bank	$91,666,666.66	$50,416,666.67	4.583%
BOKF, NA DBA Bank of Oklahoma	$116,666,666.66	$64,166,666.67	5.833%
Branch Banking and Trust Company	$116,666,666.66	$64,166,666.67	5.833%
The Bank of Nova Scotia, Houston Branch	$141,666,666.66	$77,916,666.66	7.083%
Barclays Bank PLC	$116,666,666.66	$64,166,666.67	5.833%
Citibank, N.A.	$116,666,666.66	$64,166,666.67	5.833%
Credit Suisse AG, Cayman Islands Branch	$116,666,666.66	$64,166,666.67	5.833%
Goldman Sachs Bank USA	$116,666,666.66	$64,166,666.67	5.833%
Totals:	$2,000,000,000.00	$1,100,000,000.00	100.00%

Administrative Agent	Address for Notice
Wells Fargo Bank, N.A.
Credit Contact:
1445 Ross Ave., Suite 4500, T9216-451
Dallas, TX 75202
Attn: Jason M. Hicks
Tel: 214-721-8214
Fax: 214-721-8215
Email: jason.m.hicks@wellsfargo.com

Primary Operations Contact:
1525 W WT Harris Blvd, 1st Floor
Charlotte, NC 28262-8522
MAC D1109-019
Attn: Agency Services
Tel: 704-590-2706
Fax: 704-590-2782